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                                                                  EXHIBIT 25.2


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ----------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

         CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)____________________________


                      FIRST INTERSTATE BANK OF CALIFORNIA
              (Exact name of trustee as specified in its charter)

          California                                         95-0593085
(Jurisdiction of Incorporation                            (I.R.S. Employer
        or organization                                  Identification No.)
 if not a U.S. national bank)

             707 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90017
             (Address of principal executive offices)   (Zip Code)

            William Souza, First Interstate Bancorp General Counsel
      633 West Fifth Street, Los Angeles, California 90071 (213) 614-3337
            (Name address and telephone number of agent for service)

                            ----------------------

                        TRANSAMERICA FINANCE CORPORATION
              (Exact name of obligor as specified in its charter)

           DELAWARE                                          95-1077235
(State or other jurisdiction of                           (I.R.S. Employer
incorporation or organization)                           Identification No.)

                 1150 South Olive Street, Los Angeles, CA 90015
             (Address of principal executive offices)   (Zip Code)

                            ----------------------

                          SUBORDINATED DEBT SECURITIES

                      (Title of the indenture securities)







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                                    FORM T-1
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Item 1.  GENERAL INFORMATION. Furnish the following information as to the
         Trustee:

         (a) Name and address of each examining or supervising authority to which it is subject.

              STATE BANKING DEPARTMENT
              235 Montgomery Street, San Francisco, California 94104

              FEDERAL RESERVE BANK OF SAN FRANCISCO
              101 Market Street, San Francisco, California 94105

              FEDERAL DEPOSIT INSURANCE CORPORATION
              Washington, D.C. 20429

         (b)  Whether it is authorized to exercise corporate trust powers.

              Trustee is authorized to exercise corporate trust powers.

Item 2. AFFILIATIONS WITH THE OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

         No such affiliation.

Item 3 through Item 15.  Not applicable.

Item 16.  LIST OF EXHIBITS.

   *EXHIBIT 1.  A copy of the Restated Articles of Incorporation of the
                Trustee as presently in effect (incorporated by reference to Exhibit T-1A on Form T-1, Securities and Exchange Commission File No. 2-91947).

   *EXHIBIT 2.  A copy of the certificate of the Superintendent of Banks,
                State of California, authorizing First Interstate bank of California to commence business of banking (incorporated by reference to Exhibit T-1a(b) on Form T-1, Securities and Exchange Commission File No. 2-41187).

   *EXHIBIT 3.  A copy of the certificate of the Superintendent of Banks,
                State of California, authorizing First Interstate Bank of California to transact trust banking business (incorporated by reference to Exhibit T-1A(b) on Form T-1, Securities and Exchange Commission File No. 2-41187).
















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                A copy of the Certificate as to Merger of First Western Bank and
                Trust Company, San Francisco, California, into California Bank, Los Angeles, California (United California Bank after said Merger), and as to Purchase by First Western Bank and Trust Company, Los Angeles, California (New Bank) from said United California Bank of the Business of Certain Branches of the Former First Western Bank and Trust Company, San Francisco, California (incorporated by reference to Exhibit T-1A(c) on Form T-1, Securities and Exchange Commission File No. 2-41187).

   *EXHIBIT 4.  The By-Laws of the Trustee as presently in effect (incorporated by reference to Exhibit 4 to the Form T-1, Securities and Exchange Commission File No. 22-24652).

   *EXHIBIT 6.  The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939 (incorporated by reference to Exhibit 6 on Form T-1, Securities and Exchange Commission File No. 2-41187).

   *EXHIBIT 7.  A copy of the latest report of condition  of the Trustee published pursuant to law or the requirements of its supervising or examining authority (incorporated by reference to Exhibit 7 to the Form T-1, Securities and Exchange Commission File No. 22-24652).

* Exhibits thus designated are incorporated herein by reference. These exhibits were previously filed by the Trustee with the Securities and Exchange Commission and are incorporated with the same respective designations in this statement by specific reference thereto.























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                                   SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, First Interstate Bank of California, a corporation organized and existing under the laws of California, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Los Angeles, State of California, on July 9, 1993.



                        FIRST INTERSTATE BANK OF CALIFORNIA



                            Lisa Mason
                        By: ________________________________
                            Lisa Mason
                            Assistant Vice President




































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